UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2023

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K amends Item 3.01 of the Current Report filed on July 11, 2023 (the “Original Form 8-K”) by American Rebel Holdings, Inc. (the “Company”) solely to clarify that the Company did not receive the written notification from the Listing Qualifications Department (the “Staff”) indicating the Company had regained compliance with Nasdaq Listing Rule 5550(a)(2) prior to the filing of the Original Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 28, 2022, the Company received a written notification (the “Notice”) from the Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”), as the Registrant’s closing bid price for its common stock, par value $0.001 per share, was below $1.00 per share for the thirty-three (33) consecutive business days prior to the date of the Notice from Nasdaq. At that time, the Company was granted a period of 180 calendar days, or until December 27, 2022, to regain compliance with the Bid Price Requirement.

As previously disclosed, on December 28, 2022, the Company received notice from Nasdaq indicating that, while the Company has not regained compliance with the Bid Price Requirement, Nasdaq has determined that the Company is eligible for an additional 180-day period, or until June 26, 2023, to regain compliance.

On July 5, 2023, the Company received a determination letter from the Staff notifying the Company that it had not regained compliance with the Bid Price Requirement in compliance with Nasdaq Listing Rule 5550(a)(2). Accordingly, the Staff determined that unless the Company requested an appeal of this determination and timely requested a hearing before a Nasdaq Hearings Panel, the trading of the Company’s securities will be suspended at the opening of business on July 14, 2023, and the Company’s securities will be delisted from Nasdaq.

As of the close of trading on July 11, 2023, the closing bid price for the Company’s common stock, par value $0.001 per share, was above $1.00 per share for ten (10) consecutive business days. The Company expects to receive on July 12, 2023, a written notification from the Staff indicating that, as of July 11, 2023, the Company had regained compliance with the Minimum Bid Price Requirement. Once that written notification is received, the Company will not need to appeal the Staff’s delisting determination and the Company’s securities will remain listed for trading on Nasdaq. The Company will issue a press release following receipt of this written notification.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 12, 2023	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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